Exhibit 99.2

Flowers FOODS
ACQUISITION OF SIMPLE MILLS
January 8, 2025

REGARDING FORWARD-LOOKING STATEMENTS
Statements contained in this presentation and certain other written or oral statements made from time to time by Flowers Foods, Inc. (the “company”, “Flowers Foods”, “Flowers”, “us”, “we”, or “our”) and its representatives that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to current expectations regarding our and Simple Mills’ business and our and Simple Mills’ future financial condition and results of operations, and include statements regarding the anticipated timing and financial and other benefits of the proposed acquisition, and are often identified by the use of words and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would,” “is likely to,” “is expected to” or
“will continue,” or the negative of these terms or other comparable terminology. These forward-looking statements are based upon assumptions we believe are reasonable. Forward-looking statements are based on current information and are subject to risks and uncertainties that could cause our actual results to differ materially from those projected. Certain factors that may cause actual results, performance, liquidity, and achievements to differ materially from those projected are discussed in our Annual Report on Form 10-K for the year ended December 30, 2023 (the “Form 10-K”) and our Quarterly Reports on Form 10-Q (the “Form 10-Qs”) filed with the Securities and Exchange Commission (“SEC”) and may include, but are not limited to, (a) our ability to satisfy the conditions precedent to the consummation of the proposed acquisition on the expected timeline or at all, (b) our ability to achieve the anticipated timing and financial and other benefits of the proposed acquisition, including anticipated synergies, (c) our ability to integrate the businesses following the acquisition, (d) our management team’s ability to focus on ongoing business operations and not be distracted by the proposed acquisition, (e) expectations regarding Simple Mills’ strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash and capital expenditures, (f) unexpected changes in any of the following: (1) general economic and business conditions; (2) the competitive setting in which we operate, including advertising or promotional strategies by us or our competitors, as well as changes in consumer demand; (3) interest rates and other terms available to us on our borrowings; (4) supply chain conditions and any related impact on energy and raw materials costs and availability and hedging counter-party risks; (5) relationships with or increased costs related to our employees and third-party service providers; (6) laws and regulations (including environmental and health-related issues); and (7) accounting standards or tax rates in the markets in which we operate, (g) the loss or financial instability of any significant customer(s), including as a result of product recalls or safety concerns related to our products, (h) changes in consumer behavior, trends and preferences, including health and whole grain trends, and the movement toward less expensive store branded products, (i) the level of success we achieve in developing and introducing new products and entering new markets, (j) our ability to implement new technology and customer requirements as required, (k) our ability to operate existing, and any new, manufacturing lines according to schedule, (l) our ability to implement and achieve our corporate responsibility goals in accordance with regulatory requirements and expectations of stakeholders, suppliers, and customers; (m) our ability to execute our business strategies which may involve, among other things, (1) the ability to realize the intended benefits of completed, planned or contemplated acquisitions, dispositions or joint ventures, (2) the deployment of new systems
(e.g., our enterprise resource planning (“ERP”) system), distribution channels and technology, and (3) an enhanced organizational structure (e.g., our sales and supply chain reorganization), (n) consolidation within the baking industry and related industries, (o) changes in pricing, customer and consumer reaction to pricing actions (including decreased volumes), and the pricing environment among competitors within the industry, (p) our ability to adjust pricing to offset, or partially offset, inflationary pressure on the cost of our products, including ingredient and packaging costs; (q) disruptions in our direct-store-delivery distribution model, including litigation or an adverse ruling by a court or regulatory or governmental body that could affect the independent contractor classifications of the independent distributor partners, and changes to our direct-store-delivery distribution model in California, (r) increasing legal complexity and legal proceedings that we are or may become subject to, (s) labor shortages and turnover or increases in employee and employee-related costs, (t) the credit, business, and legal risks associated with independent distributor partners and customers, which operate in the highly competitive retail food and foodservice industries, (u) any business disruptions due to political instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine and the conflict in the Middle East), incidents of terrorism, natural disasters, labor strikes or work stoppages, technological breakdowns, product contamination, product recalls or safety concerns related to our products, or the responses to or repercussions from any of these or similar events or conditions and our ability to insure against such events, (v) the failure of our information technology systems to perform adequately, including any interruptions, intrusions, cyber-attacks or security breaches of such systems or risks associated with the implementation of the upgrade of our ERP system; and (w) the potential impact of climate change on the company, including physical and transition risks, availability or restriction of resources, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms. The foregoing list of important factors does not include all such factors, nor does it necessarily present them in order of importance. In addition, you should consult other disclosures made by the company (such as in our other filings with the SEC or in company press releases) for other factors that may cause actual results to differ materially from those projected by the company. Refer to Part I, Item 1A., Risk Factors, of the Form 10-K, Part II, Item 1A., Risk Factors, of Forms 10-Q and subsequent filings with the SEC for additional information regarding factors that could affect the company’s results of operations, financial condition and liquidity. We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The company undertakes no obligation to publicly revise or update such statements, except as required by law. You are advised, however, to consult any further public disclosures by the company (such as in our filings with the SEC or in company press releases) on related subjects.

COMPBELLING STRATEGIC RATIONALE
ENHANCES GROWTH PROSPECTS
Adds a scaled, better-for-you snacking platform, led by a seasoned management team, that is successfully penetrating mainstream consumers and offers significant white space for future growth Enables future growth of the Simple Mills brand by expanding distribution, accelerating innovation, increasing velocities, and gaining access to new segments and categories Leverages Flowers’ demonstrated ability to grow acquired companies in the better-for-you space DIVERSIFIES CATEGORY EXPOSURE - Bolsters Flowers’ growing position in better-for-you and attractive snacking categories through the addition of Simple Mills’ market-leading products, which are meaningfully outpacing category growth Enhances portfolio strategy, increasing proforma 2024 branded retail sales as a percentage of total net sales¹ to approximately 66% Simple Mills’ authenticity and brand strength provide opportunity to extend across multiple snacking categories ATTRACTIVE FINANCIAL PROFILE Expected to be immediately accretive to net sales and adjusted EBITDA² growth and adjusted EBITDA margins³ on a proforma basis¹ Expected to be accretive to Flowers’ earnings per share in 2026
(1) Any reference to sales refers to net sales inclusive of allowances and deductions against gross sales.
(2) Earnings before interest, taxes, depreciation & amortization, adjusted for matters affecting comparability.
(3) Earnings before interest, taxes, depreciation & amortization, adjusted for matters affecting comparability, as a percentage of net sales.
(4) No reconciliation of expected adjusted EBITDA to net income or the expected adjusted EBITDA margin to net income margin is included in this presentation because the company is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliation would imply a degree of precision that would be confusing or misleading to investors.

Transaction Detail Financial implications Financing Timing
Transaction Detail Financial implications Financing Timing - Flowers Foods to acquire Simple Mills for $795 million in cash Upon closing, Simple Mills will operate as an independent subsidiary of Flowers Foods and continue to be led by Founder and CEO, Katlin Smith and her leadership team. Simple Mills will maintain its operations in Chicago, II. and Mill Valley, Ca. Expected to be immediately accretive to net sales¹ and adjusted EBITDA² growth and adjusted EBITDA margins³ on a proforma basis4 Proforma total net debt-to-EBITDA ratio5 expected to be in the range of 3.1x to 3.3x.6 Entered into a binding commitment letter for a $795 million term loan from Royal Bank of Canada Flowers intends to maintain its balanced capital deployment model, along with a commitment to its investment grade debt rating Anticipated to close in 1Q’25 Subject to customary regulatory approval and closing conditions
(1) Any reference to sales refers to net sales inclusive of allowances and deductions against gross sales. (2) Earnings before interest, taxes, depreciation & amortization, adjusted for matters affecting comparability.
(3) Earnings before interest, taxes, depreciation & amortization, adjusted for matters affecting comparability, as a percentage of net sales.
(4) No reconciliation of expected adjusted EBITDA to net income or the expected adjusted EBITDA margin to net income margin is included in this presentation because the company is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliation would imply a degree of precision that would be confusing or misleading to investors.
(5) Net debt excludes lease liabilities; net debt equals Total Debt, less cash and cash equivalents.
(6) No reconciliation of net debt to Total Debt is included in this presentation because the company is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliation would imply a degree of precision that would be confusing or misleading to investors.

LEADING BRAND, DIVERSE PRODUCT MIX

Business Overview

- Leading brand across the Natural Cracker, Cookie and Baking Mix segments and one of the Top 5 brands in the Natural Snack Bar Channel[1,2,3,4]
- Mission to advance health of people and the planet through revolutionary food design
- 100% co-manufactured
- Founded in 2012 and headquartered in Chicago, IL

$240M
2024E Net Sales[5]

14%
Y/Y Net Sales Growth

28%
5-Year Net Sales CAGR

Net Sales by Category 2024E


Snack Bars
6%
Baking Mixes
10%
Cookies
25%
59%
Crackers


Simple Mills

(1) SPINS, Circana, Nielsens; Total US – Natural Expanded, MULO, Whole Foods Market; Natural Crackers; L52W ending 08/11/2024 (sum of channels)
(2) SPINS, Circana, Nielsens; Total US – Natural Expanded, MULO, Whole Foods Market; Natural Cookies; L52W ending 08/11/2024 (sum of channels)
(3) SPINS; Total US – Natural Expanded, Snack Bars / Granola Bars/ Clusters; L52W ending 08/11/2024
(4) SPINS; Total US – Natural Expanded, Baking Mixes; L52W ending 08/11/2024
(5) Any reference to sales refers to net sales inclusive of allowances and deductions against gross sales.

5

PIONEERING BRAND WITH MAINSTREAM APPEAL Single Cheide WEET PROTE Ñ,Ð¾Ð± Transformative Brand Unique brand that unifies delicious and nutritious in unexpected ways that drive significant consumer loyalty. Simple Mills products are not just simple and real but also purposeful and nutritious, with no compromise on taste Scaled Snacking Powerhouse Top independent snack brand with significant presence in multiple large, attractive categories and proven innovation capabilities Mainstream Appeal Diversified consumer base and channel presence with continued growth momentum Just Getting Started Sustaining impressive growth accompanied by strong profitability, with significant upside in all product categories and channels in which Simple Mills competes

STRONG TRACK RECORD OF GROWTH $70 $105 Net Sales¹ (millions) $128 $150 $210 $240 28% CAGR 2019 2020 2021 2022 2023 2024E
(1) Any reference to sales refers to net sales inclusive of allowances and deductions against gross sales..

GROWTH DRIVERS Clear playbook to drive sustainable, long-term growth Expand Distribution Grow total distribution points at retailers through ACV¹ and AIC2 and add new retail customers and channels Product Innovation Enhance portfolio in existing and new snacking categories Grow Velocities Increase velocities through promotions, marketing, and retail execution
(1) ACV: all commodity volume (2) AIC: average items carried

CATEGORY LEADING PERFORMANCE

	Crackers	Cookies	Baking Mixes	Snack Bars
				
Segment Leadership	**Leading** Natural Cracker Brand(1)	**Leading** Natural Cookie Brand(2)	**Leading** Baking Mix Brand in the Natural Channel(3)	**Top 5** Snack Bar Brand in the Natural Channel(4)
SM Net Sales[5]	**$143M**	**$59M**	**$25M**	**$14M**
Significant Growth[6] (y/y retail sales growth)	**24%**	**36%**	**15%**	**14%**
Category Size[7]	**$10B**	**$12B**	**$3B**	**$7B**

(1) SPINS, Circana, Nielsens; Total US – Natural Expanded, MULO, Whole Foods Market; Natural Crackers; L52W ending 08/11/2024 (sum of channels)
(2) SPINS, Circana, Nielsens; Total US – Natural Expanded, MULO, Whole Foods Market; Natural Cookies; L52W ending 08/11/2024 (sum of channels)
(3) SPINS; Total US – Natural Expanded, Snack Bars / Granola Bars/ Clusters; L52W ending 08/11/2024
(4) SPINS; Total US – Natural Expanded, Baking Mixes; L52W ending 08/11/2024
(5) Expected 2024 net sales; certain amounts may not add due to rounding
(6) SPINS, Circana, Nielsens; Total US – MULO, Natural Expanded, Whole Foods Market; Crackers, Cookies, Baking Mixes, Snack Bars; L52W ending 08/11/2024 (sum of channels)
(7) SPINS, Circana, Nielsens; Total US – MULO, Natural Expanded, Whole Foods Market; Crackers, Cookies, Baking Mixes, Snack Bars; L52W ending 08/11/2024 (sum of channels)

9

SIGNIFICANT GROWTH POTENTIAL Growth runway as snacking categories continue shifting towards real, clean ingredients 71% of consumers are seeking food and beverages that contain only ingredients they recognize, and 55% of consumers are willing to pay more for healthy food and beverages¹ Significant household penetration upside <10% HHP2 in crackers and in cookies Ample distribution opportunity Other category leading cracker brands have >4x TDPs and >5 more average items/store² Opportunities in new categories and channels Opportunity to tap into out-of-home Occasions Significant potential upside in Snacking and beyond
(1) Hartman Group; The Great Wellness Reset (2023)
(2) TDP: Total distribution points—Circana L52W ending 12-1-24; cracker category; Note: TDP and Avg Items per store selling are averages for brands over Simple Mills Sales L52W

ATTRACTIVE FINANCIAL PROFILE
Immediately accretive to multiple financial measures
Net Sales1 Growth Adj EBITDA2 Growth Adj EBITDA Margin3

(1)	Any reference to sales refers to net sales inclusive of allowances and deductions against gross sales.

(2)	Earnings before interest, taxes, depreciation & amortization, adjusted for matters affecting comparability.

(3)	Earnings before interest, taxes, depreciation & amortization, adjusted for matters affecting comparability, as a percentage of net sales.

KEY TAKEAWAYS
Enhances growth prospects
Diversifies category exposure
Attractive financial profile

INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES
The company prepares its consolidated financial statements in accordance with U.S. Generally Accepted Accounting Principles (GAAP). However, from time to time, the company may present in its public statements, press releases and SEC filings, non-GAAP financial measures such as, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted diluted EPS, adjusted income tax expense, adjusted selling, distribution and administrative expenses (SD&A), gross margin excluding depreciation and amortization, and net debt. The company’s definitions of these non-GAAP measures may differ from similarly titled measures used by others. These non-GAAP measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP.
The company defines EBITDA as earnings before interest, taxes, depreciation and amortization. Earnings are net income. The company believes that EBITDA is a useful tool for managing the operations of its business and is an indicator of the company’s ability to incur and service indebtedness and generate free cash flow. The company also believes that EBITDA measures are commonly reported and widely used by investors and other interested parties as measures of a company’s operating performance and debt servicing ability because EBITDA measures assist in comparing performance on a consistent basis without regard to depreciation or amortization, which can vary significantly depending upon accounting methods and non-operating factors (such as historical cost). EBITDA is also a widely-accepted financial indicator of a company’s ability to incur and service indebtedness.
EBITDA should not be considered an alternative to (a) income from operations or net income (loss) as a measure of operating performance; (b) cash flows provided by operating, investing and financing activities (as determined in accordance with GAAP) as a measure of the company’s ability to meet its cash needs; or (c) any other indicator of performance or liquidity that has been determined in accordance with GAAP.
The company defines adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted diluted EPS, adjusted income tax expense and adjusted SD&A, respectively, to exclude additional costs that the company considers important to present to investors to increase the investors’ insights about the company’s core operations. These costs include, but are not limited to, the costs of closing a plant or costs associated with acquisition-related activities, restructuring activities, certain impairment charges, legal settlements, costs to implement an enterprise resource planning system and enhance bakery digital capabilities (business process improvement costs) to provide investors direct insight into these costs, and other costs impacting past and future comparability. The company believes that these measures, when considered together with its GAAP financial results, provides management and investors with a more complete understanding of its business operating results, including underlying trends, by excluding the effects of certain charges. Adjusted EBITDA is used as the primary performance measure in the company’s 2014 Omnibus Equity and Incentive Compensation Plan (Amended and Restated Effective May 25, 2023).
Presentation of gross margin includes depreciation and amortization in the materials, supplies, labor and other production costs according to GAAP. Our method of presenting gross margin excludes the depreciation and amortization components, as discussed above.
The company defines net debt as total debt less cash and cash equivalents. Net debt to EBITDA is used as a measure of financial leverage employed by the company.